UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 22, 2006

Veritas DGC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7427	76-0343152
(Commission File Number)	(I.R.S. Employer Identification No.)

10300 Town Park Drive Houston, Texas	77072
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 351-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Adjustments to Base Salaries of Certain Executive Officers

Veritas DGC Inc. (the “Company”) has previously entered into employment agreements with each of its executive officers. At its regular meeting on March 22, 2006, the Compensation Committee of the Board of Directors of the Company approved increases to the Base Salary, as defined in such employment agreements, of the executive officers shown below. These increases will be effective April 1, 2006.

Name	Title	Current Base Salary	Base Salary Effective 4/1/2006
Thierry Pilenko	Chairman and Chief Executive Officer	$475,000	$515,000
Timothy L. Wells	President and Chief Operating Officer	$350,000	$370,000
Mark E. Baldwin	Executive Vice President, Chief Financial Officer and Treasurer	$300,000	$330,000
Dennis S. Baldwin	Vice President, Corporate Controller	$170,000	$185,000
Larry L. Worden	Vice President, General Counsel and Secretary	$240,000	$255,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS DGC INC.

Date:	March 28, 2006	By:	/s/ LARRY L. WORDEN
		Name:	Larry L. Worden
		Title:	Vice President, General Counsel and Secretary